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                                  EXHIBIT 10.25



TEXAS REGIONAL BANCSHARES, INC.
2000 INCENTIVE STOCK OPTION PLAN

              Texas Regional Bancshares, Inc., a Texas corporation (hereinafter called the "Corporation") believes that allowing certain key employees to obtain shares of the Class A Voting Common Stock of the Corporation through the use of stock options hereinafter provided for will be beneficial to the initial and continued success of the Corporation. In furtherance of the foregoing, the Corporation hereby establishes the Texas Regional Bancshares, Inc. 2000 Incentive Stock Option Plan (the "Plan").

         1. PURPOSE. The purpose of the Plan is to secure for the Corporation and its stockholders the benefits which flow from providing key employees of the Corporation and its subsidiaries with the incentive inherent in common stock ownership. It is generally recognized that stock option plans aid in retaining competent employees and furnish a device to attract employees of exceptional ability to the Corporation because of the opportunity offered to acquire a proprietary interest in the business. For purposes of the Plan, a subsidiary is any corporation in which the Corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or over which the Corporation has effective operating control. The Corporation intends that any stock option granted or exercised under this Plan qualify as an "incentive stock option" which is given favorable income tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, and pertinent regulations.

         2. AMOUNT OF STOCK. The total number of shares of Class A Voting Common Stock to be subject to options granted pursuant to the Plan shall not exceed two hundred seventy-five thousand (275,000)* shares of the Corporation's Class A Voting Common Stock (hereinafter referred to as the "Common Stock" or the "Stock") each having a par value of $1.00. This total number of shares shall be subject to appropriate increase or decrease in the event of a stock dividend upon, or a subdivision, split-up, combination or reclassification of, the shares purchasable under such options. In the event that options granted under this Plan shall lapse without being exercised in whole or in part, other options may be granted covering the shares not purchased under such lapsed options.

         3. STOCK OPTION COMMITTEE. The Board of Directors shall from time to time appoint a Stock Option Committee (hereinafter called the "Committee") to serve under this Plan. The Committee shall consist of either:

         (i) Three or more directors, none of whom are, on the date selected for the Committee, and for one year prior thereto, eligible for selection under the Plan, any other plan of the Corporation or any affiliate of the Corporation to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates; or

         (ii) The entire Board of Directors of the Corporation, so long as a majority of the Board and a majority of the Directors acting as members of the Committee are not, at the time of selection for the Committee, and for one year prior thereto, eligible for selection under the Plan, any other plan of the Corporation or any affiliate of the Corporation to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates.

* After giving effect to the 10% stock dividend declared by the Texas Regional Bancshares, Inc. Board of Directors on December 18, 2000. Any stock dividend upon, or subdivision, split-up, combination or reclassification of, the shares subject to this Plan made after that date shall result in an appropriate increase or decrease of the number of shares covered by and subject to this Plan and any option granted hereunder.


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              A person serving on the Committee shall not be considered as being eligible to acquire stock, stock options, or stock appreciation rights if such eligibility is under the terms of an employee benefit plan of the Corporation which is open to all employees of the Corporation and the eligibility and allocation criteria are fixed and uniform for all employees.

              Persons serving on the Committee may receive options if such options being granted to any such person are subject to shareholder approval and are independent of any type of plan.

         4. ELIGIBILITY AND PARTICIPATION. Options may be granted pursuant to the Plan to key employees of the Corporation and any parent or subsidiary of the Corporation (hereinafter sometimes called "employee" or "employees"); provided that no option may be granted under the Plan to an employee who, immediately before or at the time such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the employer corporation or of any parent or subsidiary corporation. For the purposes of the preceding sentence: (a) the employee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the employee may purchase under outstanding options, and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants; and (b) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

         From time to time the Committee shall select the key employees to whom options may be granted by the Board of Directors and shall determine the number of shares to be covered by each option so granted. Future as well as present key employees (including key employees who are directors) shall be eligible to participate in the Plan. If the entire Board of Directors constitutes the Committee, then members of the Committee that are otherwise eligible to participate in the Plan shall be allowed to participate in the Plan, provided that such eligible members constitute a minority of the Board of Directors, and provided further, that any individual member of the Committee allowed to participate will be prohibited from voting upon or in any way influencing the other members of the Committee in designating such individual member as a recipient of option grants or in exercising any other discretion granted to the Committee regarding the option grants to such individual member. If the Committee is appointed under the terms of subparagraph (i) of Section 3 hereof, then any members of the Committee (including those who are key employees of the Corporation or a subsidiary corporation of the Corporation) shall not be eligible to participate in the Plan.

         5. OPTION AGREEMENT. The terms and provisions of options granted pursuant to the Plan shall be set forth in an agreement, herein called Option Agreement, between the Corporation and the employee receiving the same. The Option Agreement may be in such form, not inconsistent with the terms of this Plan, as shall be approved by the Board of Directors.

         6. PRICE. The purchase price per share of Common Stock purchasable under options granted pursuant to the Plan shall be an amount equal to one hundred percent (100%) of the fair market value of the stock, as determined by the Board of Directors, at the time the options are granted. The full purchase price of shares purchased shall be paid upon exercise of the option. Under certain circumstances such purchase price per share shall be subject to adjustment as referred to in Section 11 of this Plan.

         7. EXERCISE PERIOD. The right to purchase any Common Stock pursuant to the exercise of an option granted under this Plan may be either cumulative or non-cumulative, as determined by the Board of Directors. Any Common Stock purchasable pursuant to the exercise of an option granted under this Plan will be purchasable in accordance with the schedule set forth in the Option Agreement between the Corporation and the employee receiving the option, subject to any other limitation provided in this Plan. In the event the portion of Common Stock purchasable per the Option Agreement involves a fraction of a share, the amount purchasable at that time shall be rounded upward to the next complete share to allow the purchase of a complete share of Common Stock.

         8. OPTION PERIOD. No option granted pursuant to the Plan shall be exercisable after the expiration of ten (10) years from the date the option is first granted. The expiration date for any option or portion thereof, which may be any period not in excess of ten (10) years following the date of grant of the option, shall be stated in the Option Agreement and is hereinafter called the "Expiration Date".


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              Notwithstanding any other provision of this Plan, no option shall be granted under this Plan more than ten (10) years after the date this Plan is adopted by the Board of Directors, or the date this Plan is approved by the Common Stock stockholders, whichever is earlier.

         9.   TERMINATION OF EMPLOYMENT. The Option Agreement may provide that:

              (a) If, prior to the Expiration Date for any option granted hereunder, the employee shall for any reason whatever, other than (1) his permanent and total disability as defined in (c) below, or (2) his death, cease to be employed by the Corporation, or a parent or subsidiary corporation of the Corporation, then any unexercised portion of such option shall automatically terminate upon the date of such termination of employment.

              (b) If, prior to the Expiration Date for any option granted hereunder, the employee shall die at a time when he had been employed by the Corporation, or a parent or subsidiary corporation of the Corporation, from the date of granting of such option until the date of his death, then the legal representatives of his estate or a legatee or legatees of the option shall have the right, for a period of three (3) months after his death, to purchase all or any part of the Stock subject to the option outstanding and unexpired as of his date of death.

              (c) If, prior to the Expiration Date for any option granted hereunder, the employee shall cease to be employed by the Corporation, or a parent or subsidiary corporation of the Corporation, because he becomes permanently and totally disabled, as hereinafter defined, and prior to such termination of employment by reason of disability, the employee had been employed by the Corporation, or a parent or subsidiary corporation of the Corporation, at all times since the date of the granting of such option, then such employee or his legal representative shall have the right, for a period of one (1) year from the date of such termination of employment by reason of disability, to exercise any right to purchase Stock pursuant to the option.

         An employee is "permanently and totally disabled" if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Such determination of permanent and total disability shall be made as allowable under Section 22, and applicable regulations, of the Internal Revenue Code of 1986, as amended, or any other applicable method necessary for the continued qualification of this Plan under Section 422 of the Internal Revenue Code. In the absence of any specific requirements for this determination, the decision of the Board of Directors, as aided by any physicians they designate, shall be conclusive.

         Nothing in (a), (b), or (c) shall extend the time for exercising any option granted pursuant to the Plan beyond the Expiration Date for the option. Any Option Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of Stock or a repurchase right with respect to Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, and may also provide for such restrictions on the transferability of shares of Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, that the Board of Directors or the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture or right of repurchase may include, but need not be limited to, the requirement that the optionee render substantial services to the Corporation or any subsidiary of the Corporation for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation.

         10. ASSIGNABILITY. The Option Agreement shall provide that the option granted thereby shall not be transferable or assignable by the employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the employee shall be exercisable only by him. The Option Agreement shall further provide that the holder of an option granted pursuant to this Plan shall immediately notify the Corporation in writing of any disposition of the stock acquired pursuant to the option that would disqualify the option from the incentive option tax treatment afforded by Section 422 of the Code. The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received upon that disposition.


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         11.  ADJUSTMENT IN CASE OF STOCK SPLITS, STOCK DIVIDENDS, ETC. The
Option Agreement may contain such provisions as the Board of Directors may approve as equitable concerning the effect upon the option granted thereby and upon the per share or per unit option price, of (a) stock dividends upon, or subdivisions, split-ups, combinations or reclassifications of, the securities purchasable under the option, or (b) proposals to merge or consolidate the Corporation or to sell all or substantially all of its assets or to liquidate or dissolve the Corporation.

         12. INVESTMENT PURPOSE. As a condition to the exercise of any portion of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased for investment and not with a view to the distribution or resale of such shares if, in the opinion of the Corporation or its counsel, such representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. A legend to this effect shall be affixed to the certificates evidencing such shares.

         13. CORPORATE MERGER, CONSOLIDATION, REORGANIZATION, ETC. In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, any outstanding options hereunder may be terminated by the Corporation as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the exercise during a period of not more than a specified number of days determined by the Board next preceding such effective date, or the Expiration Date, whichever is earlier, of all of such outstanding options in whole or in part without regard to the provisions of
Section 7 hereof. Subject to the preceding sentence, if the Corporation is reorganized or merged or consolidated with another corporation, while unexercised options are outstanding under the Plan, and the Corporation is not the surviving corporation, there shall be substituted for the Common Stock subject to the unexercised and outstanding options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to shareholders of the Corporation in respect of the Common Stock, in accordance with Section 424(a) of the Internal Revenue Code. Such substitution may be accomplished by the assumption of such options by the surviving corporation or the substitution for the old options of new options by the surviving corporation. The existence of this Plan or of options hereunder shall not in any way prevent any transaction described herein and no optionee shall have the right to prevent any such transaction.

         14. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration, except that the Board of Directors shall not amend the Plan in any manner which would have the effect of preventing options issued under the Plan from being "incentive stock options" as defined in
Section 422 of the Internal Revenue Code of 1986 (as amended).

         15. OPTIONS DISCRETIONARY. The granting of options under the Plan shall be entirely discretionary and nothing in the Plan shall be deemed to give any key employee any right to participate in the Plan or to receive options.

         16. STOCKHOLDER APPROVAL. The Plan will be submitted to the Common Stock stockholders of the Corporation within twelve (12) months of the date of the adoption of the Plan by the Board of Directors.

         17. EFFECTIVE DATE OF PLAN. This Plan shall become effective upon its adoption by the favorable vote of the holders of a majority of the outstanding shares of the Common Stock of the Corporation.

         18. TERMINATION OF PLAN. This Plan shall terminate ten (10) years after its approval by the Common Stock stockholders or adoption by the Board of Directors, whichever is earlier. Any option outstanding under this Plan at the time of its termination shall remain in effect until the option shall have been exercised or the Expiration Date, whichever is earlier.

         19. ADOPTION OF PLAN BY BOARD OF DIRECTORS. The undersigned hereby certifies that this Plan is the true and correct 2000 Texas Regional Bancshares, Inc., Incentive Stock Option Plan of the Corporation voted upon and adopted at a meeting of the Board of Directors duly held on the 14th day of November, 2000.


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